Exhibit 99.1

PARTY CITY APPOINTS TWO NEW INDEPENDENT DIRECTORS TO BOARD

New Board Members Bring Significant Digital, Capital Markets, and Finance Expertise to Further Advance Company’s Strategy to Build a Leading Marketplace for Party Products and Services

ELMSFORD, N.Y., Sept. 14, 2020 — Party City Holdco Inc. (the “Company” or “PRTY”; NYSE:PRTY) today announced that two new independent directors, Jennifer Fleiss, Co-Founder of Rent the Runway, and Joel Alsfine, former Partner at MSD Capital, L.P., will join the Company’s Board of Directors, effective September 13, 2020. In addition, the Company announced that Morry Weiss has decided to retire from the Board at that time.

Ms. Fleiss brings to Party City significant digital expertise and a proven record of building unique marketplace platforms that disrupt the traditional shopping experience and enable leading retail businesses. In addition to co-founding Rent the Runway, Ms. Fleiss most recently served as Chief Executive Officer of Jetblack, a concierge shopping service previously offered by Walmart as part of its tech incubator.

Mr. Alsfine has extensive capital markets and investment experience as a Senior Advisor and former Partner at MSD Capital. He also brings to Party City substantial financial and risk management related experience from his previous work at private equity and consulting firms.

“We are delighted to add two highly qualified directors who each bring skills and experience that will advance our vision of becoming the leading marketplace for celebration services and products,” said Norman Matthews, Chairman of the Party City Board. “Over the past year, we have successfully reset our capital structure, shifted our operations to serve customers in a new retail environment and brought on exceptional talent throughout the organization, including on our executive leadership team. Jennifer’s and Joel’s decision to join our Board is a testament to the transformation underway and the exciting opportunities the Company is creating in serving our customers. We look forward to Jennifer’s and Joel’s contributions as part of these efforts.”

Mr. Matthews continued, “We thank Morry for his service and dedication to Party City during his five-year tenure as a director, including his most recent support as we rapidly adapted our business model in light of the COVID-19 pandemic. We wish him the best in his retirement.”

With the changes announced today, the Party City Board will be comprised of 11 directors, including nine independent directors as well as the Company’s Vice Chairman James Harrison and President and Chief Executive Officer Brad Weston. Party City noted that Mr. Alsfine was mutually selected in partnership with certain of its bondholders and third party investors under a Board Nomination Agreement dated September 11, 2020, in connection with the Company’s 2020 refinancing transactions.

About Jennifer Fleiss

Jennifer Fleiss most recently served as the Chief Executive Officer of Jetblack, a subdivision of Walmart, and prior as Co-Founder, President and Director of Rent the Runway. During her nine years at Rent the Runway, Ms. Fleiss served in a variety of leadership roles in operations, strategy and business development. Ms. Fleiss currently serves on the Board of Directors of Rent the Runway and Shutterfly, Inc. Previously, Ms. Fleiss worked at Lehman Brothers and Morgan Stanley Dean Witter & Co.

Ms. Fleiss received her M.B.A. from Harvard Business School in 2009 and her Bachelor of Arts in Political Science from Yale University in 2005.

About Joel Alsfine

Joel Alsfine is a Senior Advisor to MSD Capital. Until July 2020, Mr. Alsfine was a Partner and the head of the Tactical Investments Group at MSD. MSD Capital is an investment firm formed to manage the capital of Michael Dell and his family. As head of the Tactical Investment Group, Mr. Alsfine led a team that drew on MSD’s investment experience and external relationships to invest flexibly across a variety of public and private asset classes. Mr. Alsfine joined MSD in 2002 as an analyst focused on investing in public equity securities and subsequently became the portfolio manager of a large, concentrated public equity portfolio. Mr. Alsfine became a Partner of MSD in February 2014. Prior to joining MSD Mr. Alsfine worked at TG Capital Corp, a single-family investment office investing across all asset classes, McKinsey & Company, and accounting firm Fisher Hoffman Stride. Mr. Alsfine is on the Board of Asbury Automotive Group Inc (Ticker ABG). He also serves on the Board of Life Time Inc., and he is an independent director of CC Neuberger Principal Holdings II, a Special Purpose Acquisition Company.

Mr. Alsfine received his M.B.A. from Stanford Graduate School of Business in 1996 and his Bachelor of Commerce (Honors) in Accounting in 1990 from the University of the Witwatersrand in South Africa.

About Party City

Party City Holdco Inc. is the leading party goods company by revenue in North America and, we believe, the largest vertically integrated supplier of decorated party goods globally by revenue. The Company is a popular one-stop shopping destination for party supplies, balloons, and costumes. In addition to being a great retail brand, the Company is a global, world-class organization that combines state-of-the-art manufacturing and sourcing operations, and sophisticated wholesale operations complemented by a multi-channel retailing strategy and e-commerce retail operations. The Company is the leading player in its category, vertically integrated and unique in its breadth and depth. The Company designs, manufactures, sources and distributes party goods, including paper and plastic tableware, metallic and latex balloons, Halloween and other costumes, accessories, novelties, gifts and stationery throughout the world. The Company’s retail operations include approximately 850 specialty retail party supply stores (including franchise stores) throughout North America operating under the names Party City and Halloween City, and e-commerce websites, principally through the domain name PartyCity.com

Forward-Looking Statements

This release includes statements that constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, including Party City’s expectations regarding its ability to maximize the potential of its plans to open and close stores, plans to invest capital expenditures, and anticipated interest expense and depreciation and amortization expense for fiscal year 2020. The forward-looking statements contained in this press release are based on management’s good-faith belief and reasonable judgment based on current information, and these statements are qualified by important risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those forecasted or indicated by such forward-looking statements. These risks and uncertainties include: potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; the severity of the COVID-19 pandemic; the duration of the COVID-19 pandemic; actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to treat its impact; the potential negative impacts of COVID-19 on the global economy and foreign sourcing; the impacts of COVID-19 on our financial condition and business operation; our ability to compete effectively in a competitive industry; fluctuations in commodity prices; our ability to appropriately respond to changing merchandise trends and consumer preferences; successful implementation of our store growth strategy; decreases in our Halloween sales; the impact of helium shortages on our financial performance; disruption to the transportation system or increases in transportation costs; product recalls or product liability; economic slowdown affecting consumer spending and general economic conditions, including as a result of the COVID-19 pandemic; loss or actions of third party vendors and loss of the right to use licensed material; disruptions at our manufacturing facilities; and the additional risks and uncertainties set forth in “Risk Factors” in Party City’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward looking statements. Except as may be required by any applicable laws, Party City assumes no obligation to publicly update or revise such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments or otherwise.

Contacts

Investor Relations

Farah Soi / Rachel Schacter

ICR

203-682-8200

InvestorRelations@partycity.com

Media Relations

Leigh Parrish / Barrett Golden / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449